--------------------------------------------------------------------------------

                                                                  EXHIBIT 3.1

                           UNITED STATES OF AMERICA

                     [STATE OF MICHIGAN SEAL APPEARS HERE]

          -----------------------------------------------------------
            =======================================================
             Michigan Department of Consumer and Industry Services
            =======================================================
          -----------------------------------------------------------

                               Lansing, Michigan



This is to Certify that the Annexed copy has been compared by me with the record on file in this Department and that the same is a true copy thereof.







                                   In testimony whereof, I have hereunto set my hand and affixed the Seal of the Department, in the City of Lansing, this 25th day of July, 1997.


                          /s/ Craig B. Newell
                                                              , Acting Director
172                         Corporation, Securities and Land Development Bureau
--------------------------------------------------------------------------------
      SEAL APPEARS ONLY ON ORIGINAL

--------------------------------------------------------------------------------
      MICHIGAN DEPARTMENT OF COMMERCE - CORPORATION AND SECURITIES BUREAU
--------------------------------------------------------------------------------
 Date Received                                  (FOR BUREAU USE ONLY)

-----------------------------                              FILED

---------------------------------------------           JUL 19 1994
============================================
 Name
   Derek S. Adolf, Esquire                             Administrator
--------------------------------------------  MICHIGAN DEPARTMENT OF COMMERCE
 Address Jaffe, Raitt, Heuer & Weiss, P.C.    Corporation & Securities Bureau
   One Woodward Avenue, Suite 2400
--------------------------------------------
 City              State        Zip Code
   Detroit          MI           48226
============================================  EFFECTIVE DATE:
                                            ------------------------------------
   Document will be returned to the name and address you enter above

                                                          [6][1][1][-][5][4][5]

                   APPLICATION FOR CERTIFICATE OF AUTHORITY
              TO TRANSACT BUSINESS OR CONDUCT AFFAIRS IN MICHIGAN
                        For use by Foreign Corporations
          (Please read information and instructions on the last page)

          Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), or Act 162, Public Acts of 1982 (nonprofit corporations), the undersigned corporation executes the following Application:

   -----------------------------------------------------------------------------
     1. The name of the corporation is:

               Cambridge Industries, Inc.
   -----------------------------------------------------------------------------
   -----------------------------------------------------------------------------
     2. (Complete this item only if the corporate name in item 1 is not available for use in Michigan.)
        The assumed name of the corporation to be used in all its dealings with the Bureau and in the transaction of its business or the conducting of its affairs in Michigan is:

               Cambridge Industries of Michigan, Inc.

   -----------------------------------------------------------------------------
   -----------------------------------------------------------------------------
     3. It is incorporated under the laws of   Delaware                  . The
                                             ----------------------------

        date of its incorporation is   June 8, 1994      , and the period of
                                    ---------------------
        its duration (corporate term) is   perpetual           .
                                        -----------------------
   -----------------------------------------------------------------------------
   -----------------------------------------------------------------------------
     4. a. The address of the main business or headquarters office of the corporation is:

         5821 Miller Road              Dearborn        MI               48126
        ----------------------------------------------------------------------
          (Street Address)              (City)          (State)     (Zip Code)

        b. The mailing address if different than above is:

        ----------------------------------------------------------------------
          (Street Address)              (City)          (State)     (Zip Code)

   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
 5. The address of its registered office in Michigan is:

    1455 Imlay City Road                 Lapeer  , Michigan     48446
    ---------------------------------------------           -------------------
    (Street Address)                     (City)                   (Zip Code)

    The mailing address of the registered office in Michigan if different than above is:

                                                 , Michigan
    ---------------------------------------------           -------------------
    (Street Address)                     (City)                   (Zip Code)

    The name of the resident agent at the registered office is:  John Craft
                                                               ----------------

    The resident agent is an agent of the corporation upon whom process against the corporation may be served.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 6. The specific business or affairs which the corporation is to transact or conduct in Michigan is as follows:

      The corporation intends to engage in the fabrication of plastic composite parts, the dale of such parts primarily to the automotive industry and all activities incidental thereto.



    The corporation is authorized to transact such business in the jurisdiction of its incorporation.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 7. (To be completed by profit corporations only)

    The total authorized shares of the corporation are:  3,000
                                                       ------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 8. If the application is a trust please specify any powers or privileges possessed by the trust that are not possessed by an individual or a partnership.



--------------------------------------------------------------------------------


                Signed this   16th   day of   June       , 19  94
                            --------        ------------     -------


                By  /s/ Richard S. Crawford
                  --------------------------------------------------
                                    (Signature)

                Richard S. Crawford                President
                ----------------------------------------------------
                  (Type of Print Name)       (Type of Print Title)

                               State of Delaware
                                                                          PAGE 1
                       Office of the Secretary of State

                       --------------------------------

        I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY "CAMBRIDGE INDUSTRIES, INC." IS DULY INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND IS IN GOOD STANDING AND HAS A LEGAL CORPORATE EXISTENCE SO FAR AS THE RECORDS OF THIS OFFICE SHOW, AS OF THE THIRTEENTH DAY OF JULY, A.D. 1994.

[RECEIVED STAMP APPEARS HERE]


                                                      [FILED STAMP APPEARS HERE]

                                         /s/ Edward J. Freel
                     [SEAL APPEARS HERE] ---------------------------------------
                                         Edward J. Freel, Secretary of State

                                          AUTHENTICATION:  7179312

                                                    DATE:  07-15-94

                         AGREEMENT AND PLAN OF MERGER


     THIS AGREEMENT AND PLAN OF MERGER (the "Agreement") is made and entered into as of the 29th day of July, 1994, by and between VOPLEX CORPORATION, a Michigan corporation ("Voplex"), CAMBRIDGE INDUSTRIES, INC., a Michigan corporation ("Cambridge-MI"), PLASTICS ACQUISITION CORP., a Michigan corporation ("Plastics"), WOLF ENGINEERING CORPORATION, a Michigan corporation ("Wolf"), and CAMBRIDGE INDUSTRIES, INC., a Delaware corporation ("Cambridge-DE"), pursuant to and in accordance with the provisions of the Michigan Business Corporation Act (the "Michigan Act") and the General Corporation Law of the State of Delaware (the "Delaware Act").

     Voplex, Cambridge-MI, Plastics, Wolf and Cambridge-DE hereby agree to and do hereby effect the merger of Voplex, Cambridge-MI, Plastics and Wolf with and into Cambridge-DE (the " Merger") upon the terms and conditions set forth herein, effective as of the Effective Date (defined below):

     1.   CONSTITUENT CORPORATIONS
          ------------------------

          a. The name and state of incorporation of each of the constituent corporations involved in the Merger to be effected hereby are as follows:

                Name                            State of Incorporation
                ----                            ----------------------
                Voplex Corporation              Michigan
                Cambridge Industries, Inc.      Michigan
                Plastics Acquisition Corp.      Michigan
                Wolf Engineering Corporation    Michigan
                Cambridge Industries of
                 Michigan, Inc. 611-545         Delaware

          b. The surviving corporation of the Merger (the "Surviving Corporation") shall be Cambridge-DE.

          c. The Michigan corporation identification numbers of Voplex, Cambridge-MI, Plastics and Wolf are as follows:

                Name                            Michigan CID Number
                ----                            -------------------
                Voplex Corporation                     495-346
                Cambridge Industries, Inc.             470-021
                Plastics Acquisition Corp.             108-442
                Wolf Engineering Corporation           248-130

2.   CAPITAL STOCK
     -------------

     a. Voplex's authorized capital stock consists of 60,000 shares of common stock, without par value, of which 2,500 shares are issued and outstanding. All shares of Voplex's common stock are identical and have all of the rights, preferences and limitations of shares of common stock stated in the Michigan Act. All holders of Voplex's common stock are entitled to vote.

     b. Cambridge-MI's authorized capital stock consists of 60,000 shares of common stock, without par value, of which 10,000 shares are issued and outstanding. All shares of Cambridge-MI's common stock are identical and have all of the rights, preferences and limitations of shares of common stock stated in the Michigan Act. All holders of Cambridge-MI's common stock are entitled to vote.

     c. Plastics' authorized capital stock consists of 60,000 shares of common stock, without par value, of which 10,000 shares are issued and outstanding. All shares of Plastics' common stock are identical and have all of the rights, preferences and limitations of shares of common stock stated in the Michigan Act. All holders of Plastics' common stock are entitled to vote.

     d. Wolf's authorized capital stock consists of 36,000 shares of Class A common stock, without par value, of which 10,000 shares are issued and outstanding, and 24,000 shares of Class B common stock, without par value, of which zero (0) shares are issued and outstanding. The shares of Wolf's Class A common stock and the shares of its Class B common stock are identical and have all of the rights, preferences and limitations of shares of common stock stated in the Michigan Act, except that the holders of shares of Wolf's Class B common stock do not have the right to vote on any matter except as otherwise provided by law. Neither holders of shares of Wolf's Class A common stock nor holders of shares of its Class B common stock are entitled to vote as a class.

     e. Cambridge-DE's authorized capital stock consists of 3,000 shares of common stock, $.01 par value, of which 1,000 shares are issued and outstanding. All shares of Cambridge-DE's common stock are identical and have all of the rights, preferences and limitations of shares of common stock stated in the Delaware Act. All holders of Cambridge-DE's common stock are entitled to vote.

     f. The number of authorized and outstanding shares of the capital stock of Voplex, Cambridge-MI, Plastics, Wolf and Cambridge-DE, as set forth in subparagraphs (a), (b), (c), (d) and (e) above, will not change prior to the Effective Date.

3.   TERMS AND EFFECT OF MERGER
     --------------------------

     a. On the Effective Date, Voplex, Cambridge-MI, Plastics, Wolf and Cambridge-DE shall cease to exist separately, and Voplex, Cambridge-MI, Plastics and Wolf shall be merged with and into Cambridge-DE in accordance with the provisions of this Agreement and in accordance with the provisions of and with the effect provided in the Michigan Act and the Delaware Act.

           b. On the Effective Date, upon consummation of the Merger, all of the outstanding shares of Cambridge-DE's capital stock will remain issued and outstanding, and each of the outstanding shares of the capital stock of Voplex, Cambridge-MI, Plastics and Wolf will be cancelled and returned and will cease to exist without any payment being made or due in respect thereof.

     4.    CERTIFICATE, BYLAWS, OFFICERS AND DIRECTORS
           -------------------------------------------

     The Certificate of Incorporation and Bylaws of Cambridge-DE in effect on the Effective Date shall be the Certificate of Incorporation and Bylaws of the Surviving Corporation. The officers and directors of Cambridge-DE on the Effective Date shall be the officers and directors of the Surviving Corporation.

     5.    FILING OF AGREEMENT; EFFECTIVE DATE
           -----------------------------------

           a. To cause the merger to become effective, a copy of this Agreement shall be filed (i) with the Michigan Department of Commerce, Corporation and Securities Bureau, pursuant to and in accordance with the Michigan Act, and (ii) with the Secretary of the State of Delaware pursuant to and in accordance with the Delaware Act.

           b. The effective date of the merger (the "Effective Date") shall be the date on which the last of filings described in subparagraph (a) above shall occur.

     6.    ADOPTION AND APPROVAL
           ---------------------

     This Agreement has been adopted and approved, without a meeting, by the written consent of all of the directors and all of the shareholders of Voplex, Cambridge-MI, Plastics, Wolf and Cambridge-DE in accordance with the provisions of the Michigan Act and the Delaware Act, as is appropriate.

     7.   COPIES OF THIS AGREEMENT
          ------------------------

     An original, executed copy of this Agreement shall remain on file at Cambridge-DE's principal place of business, the address of which is 5281 Miller Road, Dearborn, Michigan 48126, and upon request and without cost, Cambridge-DE shall furnish a copy thereof to any shareholder of Voplex, Cambridge-MI, Plastics, Wolf and Cambridge-DE.

     8.   MERGER PERMITTED UNDER DELAWARE AND MICHIGAN LAW
          ------------------------------------------------

     This Merger is permitted under, and has been effectuated in accordance with, the laws of the State of Delaware and the State of Michigan.

                        [signatures begin on next page]

        IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the day and year first above written.

Voplex Corporation,
a Michigan corporation

By:  /s/ Richard S. Crawford
     -----------------------
     Richard S. Crawford,
     President

Attested by:  /s/ John D. Craft
              -----------------
              John D. Craft,
              Secretary


Wolf Engineering Corporation,
a Michigan corporation

By:  /s/ Richard S. Crawford
     -----------------------
     Richard S. Crawford,
     President

Attested by:  /s/ John D. Craft
              -----------------
              John D. Craft,
              Secretary


Cambridge Industries, Inc.,
a Delaware corporation

By:  /s/ Richard S. Crawford
     -----------------------
     Richard S. Crawford,
     President

Attested by:  /s/ John D. Craft
              -----------------
              John D. Craft,
              Secretary


Cambridge Industries, Inc.,
a Michigan corporation

By:  /s/ Richard S. Crawford
     -----------------------
     Richard S. Crawford,
     President

Attested by:  /s/ John D. Craft
              -----------------
              John D. Craft,
              Secretary


Plastics Acquisition Corp.,
a Michigan corporation

By:  /s/ Richard S. Crawford
     -----------------------
     Richard S. Crawford,
     President

Attested by:  /s/ John D. Craft
              -----------------
              John D. Craft,
              Secretary



                    [acknowledgements begin on next page]

STATE OF MICHIGAN      )
                       )SS.
COUNTY OF WAYNE        )


        On this, the 21st day of July, 1994, before me appeared Richard S. Crawford, the President of Voplex Corporation, a Michigan corporation, who acknowledged that he executed the foregoing Agreement and Plan of Merger for and on behalf of such corporation, that such Agreement and Plan of Merger is the act and deed of such corporation and that the facts stated in such Agreement and Plan of Merger are true.


                                 [SIGNATURE APPEARS HERE]
                                 -------------------------------------------
                                 Print Name:

                                 Notary Public,                County, Michigan
                                                --------------
                                 My Commission Expires:
                                                       ---------------------

                                         KIMBERLY JARVIS
                                         NOTARY PUBLIC, MONROE COUNTY, MI
                                         ACTING IN WAYNE COUNTY
                                         MY COMMISSION EXPIRES OCTOBER 22, 1998


STATE OF MICHIGAN      )
                       )SS.
COUNTY OF WAYNE        )


        On this, the 21st day of July, 1994, before me appeared Richard S. Crawford, the President of Cambridge Industries, Inc., a Michigan corporation, who acknowledged that he executed the foregoing Agreement and Plan of Merger for and on behalf of such corporation, that such Agreement and Plan of Merger is the act and deed of such corporation and that the facts stated in such Agreement and Plan of Merger are true.


                                 [SIGNATURE APPEARS HERE]
                                 -------------------------------------------
                                 Print Name:

                                 Notary Public,                County, Michigan
                                                --------------
                                 My Commission Expires:
                                                       ---------------------

                                         KIMBERLY JARVIS
                                         NOTARY PUBLIC, MONROE COUNTY, MI
                                         ACTING IN WAYNE COUNTY
                                         MY COMMISSION EXPIRES OCTOBER 22, 1998


                   [acknowledgements continue on next page]

SEAL APPEARS ONLY ON ORIGINAL

STATE OF MICHIGAN      )
                       )SS.
COUNTY OF WAYNE        )

        On this, the 21st day of July, 1994, before me appeared Richard S. Crawford, the President of Plastics Acquisition Corporation, a Michigan corporation, who acknowledged that he executed the foregoing Agreement and Plan of Merger for and on behalf of such corporation, that such Agreement and Plan of Merger is the act and deed of such corporation and that the facts stated in such Agreement and Plan of Merger are true.


                                 /s/ Kimberly Jarvis
                                 ---------------------------------------------
                                 Print Name:

                                 Notary Public,             County, Michigan
                                               -------------
                                 My Commission Expires:
                                                       -----------------------


                                       KIMBERLY JARVIS
                                       NOTARY PUBLIC, MONROE COUNTY, MI
                                       ACTING IN WAYNE COUNTY
                                       MY COMMISSION EXPIRES OCTOBER 22, 1998

STATE OF MICHIGAN      )
                       )SS.
COUNTY OF WAYNE        )


        On this, the 21st day of July, 1994, before me appeared Richard S. Crawford, the President of Wolf Engineering Corporation, a Michigan corporation, who acknowledged that he executed the foregoing Agreement and Plan of Merger for an on behalf of such corporation, that such Agreement and Plan of Merger is the act and deed of such corporation and that the facts stated in such Agreement and Plan of Merger are true.


                                 /s/ Kimberly Jarvis
                                 ---------------------------------------------
                                 Print Name:

                                 Notary Public,             County, Michigan
                                               -------------
                                 My Commission Expires:
                                                       -----------------------


                                       KIMBERLY JARVIS
                                       NOTARY PUBLIC, MONROE COUNTY, MI
                                       ACTING IN WAYNE COUNTY
                                       MY COMMISSION EXPIRES OCTOBER 22, 1998

                   [acknowledgements continue on next page]

SEAL APPEARS ONLY ON ORIGINAL

STATE OF MICHIGAN    )
                     )SS.
COUNTY OF    WAYNE   )
          -----------

      On this, the  21st  day of  July , 1994, before me appeared Richard S.
                   ------        ------
Crawford, the President of Cambridge Industries, Inc., a Delaware corporation, who acknowledged that he executed the foregoing Agreement and Plan of Merger for and on behalf of such corporation, that such Agreement and Plan of Merger is the act and deed of such corporation and that the facts stated in such Agreement and Plan of Merger are true.


                                            /s/ Kimberly Jarvis
                                   -------------------------------------------
                                   Print Name:

                                   Notary Public, ___________ County, Michigan
                                   My Commission Expires: ____________________


                                          KIMBERLY JARVIS
                                          NOTARY PUBLIC, MONROE COUNTY, MI
                                          ACTING IN WAYNE COUNTY
                                          MY COMMISSION EXPIRES OCTOBER 22, 1996



               [Secretaries' certifications begin on next page]

Secretaries' Certifications:

I, John D. Craft, the Secretary of Voplex Corporation, a corporation organized and existing under the laws of the State of Michigan, do hereby certify that this Agreement and Plan of Merger has been duly adopted and approved, without a meeting, by the written consent of all of the shareholders of such corporation in accordance with such corporation's Articles of Incorporation and Bylaws and the Michigan Business Corporation Act.


                                        /s/ John D. Craft
                                        -------------------------------
                                        John D. Craft, Secretary



I, John D. Craft, the Secretary of Cambridge Industries, Inc., a corporation organized and existing under the laws of the State of Michigan, do hereby certify that this Agreement and Plan of Merger has been duly adopted and approved, without a meeting, by the written consent of all of the shareholders of such corporation in accordance with such corporation's Articles of Incorporation and Bylaws and the Michigan Business Corporation Act.


                                        /s/ John D. Craft
                                        -------------------------------
                                        John D. Craft, Secretary



I, John D. Craft, the Secretary of Plastics Acquisition Corp., a corporation organized and existing under the laws of the State of Michigan, do hereby certify that this Agreement and Plan of Merger has been duly adopted and approved, without a meeting, by the written consent of all of the shareholders of such corporation in accordance with such corporation's Articles of Incorporation and Bylaws and the Michigan Business Corporation Act.


                                        /s/ John D. Craft
                                        -------------------------------
                                        John D. Craft, Secretary




              [Secretaries' certification continue on next page]

SEAL APPEARS ONLY ON ORIGINAL

I, John D. Craft, the Secretary of Wolf Engineering Corporation, a corporation organized and existing under the laws of the State of Michigan, do hereby certify that this Agreement and Plan of Merger has been duly adopted and approved, without a meeting, by the written consent of all of the shareholders of such corporation in accordance with such corporation's Articles of Incorporation and Bylaws and the Michigan Corporation Act.



                                        /s/ John D. Craft
                                        ----------------------------------------
                                        John D. Craft, Secretary




I, John D. Craft, the Secretary of Cambridge Industries, Inc., a corporation organized and existing under the laws of the State of Delaware, do hereby certify that this Agreement and Plan of Merger has been duly adopted and approved, without a meeting, by the written consent of all of the shareholders of such corporation in accordance with such corporation's Certificate of Incorporation and Bylaws and the General Corporation Law of the State of Delaware.



                                        /s/ John D. Craft
                                        ----------------------------------------
                                        John D. Craft, Secretary








Upon filing, return to:

Derek S. Adolf
Jaffe, Raitt, Heuer & Weiss,
Professional Corporation
One Woodward Avenue, Suite 2400
Detroit, Michigan 48226
(313) 961-8380

--------------------------------------------------------------------------------
     MICHIGAN DEPARTMENT OF COMMERCE -- CORPORATION AND SECURITIES BUREAU
--------------------------------------------------------------------------------
 (FOR BUREAU USE ONLY)                                         Date Received

                                 FILED                         JUL 29 1994
                                                           ---------------------

                               JUL 29 1994
                                                           ---------------------
                              Administrator
                      MICHIGAN DEPARTMENT OF COMMERCE
                     Corporation and Securities Bureau     ---------------------


--------------------------------------------------------------------------------
               AMENDED APPLICATION FOR CERTIFICATE OF AUTHORITY
                       TO TRANSACT BUSINESS IN MICHIGAN
                    For use by Profit Foreign Corporations
            (Please read information and instructions on last page)
Pursuant to the provisions of Act 284, Public Acts of 1972, (profit corporations), the undersigned corporations executes the following Amended
Application:
--------------------------------------------------------------------------------
1. a. The true name of the corporation as stated in its original, or last amended, Application with this State is:
             Cambridge Industries, Inc.

   b.  If the true name of the corporation has changed, its new name is:

       and the name change was made in compliance with the laws of the jurisdiction of its incorporation.

       The effective date of the name change was the ______ day of ____________, 19 _____________.
--------------------------------------------------------------------------------

2. The corporation indentification number (CID) assigned by the Bureau is:

                                                           [611-545]

3. It is incorporated under the laws of Delaware___________________________.

4. The corporation was initially authorized to transact business in Michigan on the 19th day of July, 1994.

5. The period of its duration (corporate term) is perpetual.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
6. a. The qualifying name filed when the corporation obtained the original Certificate of Authority:
             Cambridge Industries of Michigan, Inc.

   b.  If the qualifying name has changed, the new name is:
             The corporation's true name, Cambridge Industries, Inc.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
7. a. The address of the main business or headquarters office of the corporation is:

          5281 Miller Road          Dearborn         Michigan         48126
       -------------------------------------------------------------------------
          (Street Address)                  (City)     (State)      (ZIP Code)

          Note: The original Application mistakenly listed this address as 5821 Miller Rd.

   b.  The mailing address if different than above is:

       -------------------------------------------------------------------------
          (Street Address)                  (City)     (State)      (Zip Code)
--------------------------------------------------------------------------------

SEAL APPEARS ONLY ON ORIGINAL

--------------------------------------------------------------------------------
8.  The address of the registered office in Michigan is:

        1455 Imlay City Road            Lapeer   , Michigan       48446
    ---------------------------------------------           ----------------
         (Street Address)               (City)                  (Zip Code)

    and the name of the resident agent at the registered office is:

        John Craft


    The resident agent is an agent of the corporation upon whom process against the corporation may be served.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
9. If the business the foreign corporation proposes to do in this State is to be enlarged, limited, or otherwise changed, the specific business which the
                                                    --------
    corporation is to transact in Michigan is as follows:






    The corporation is authorized to transact such business in the jurisdiction of its incorporation.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
10. The total authorized shares of the corporation, if changed:


    Common Shares
                 ---------------------------------------------------------------

    Preferred Shares
                    ------------------------------------------------------------

    The effective date of the stock change was the         day of         ,19
                                                  ---------      ---------    --

--------------------------------------------------------------------------------


                                  Signed this  24/th/  day of  July       , 1994
                                             ----------      -------------    --

                                  By /s/ Richard S. Crawford
                                    --------------------------------------------
                                               (Signature)

                                         Richard S. Crawford, President
                                    --------------------------------------------
                                           (Type or Print Name and Title)




SEAL APPEARS ONLY ON ORIGINAL

                               State of Delaware

                       Office of the Secretary of State

                      -----------------------------------

                                                             FILED

                                                        AUGUST 30, 1994

                                                          Administrator
                                                 MICHIGAN DEPARTMENT OF COMMERCE
                                                   Corporate & Security Bureau


     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE CERTIFICATE OF AGREEMENT OF MERGER, WHICH MERGES:

     "CAMBRIDGE INDUSTRIES, INC.", A MICHIGAN CORPORATION, PLASTICS ACQUISITION CORP.". A MICHIGAN CORPORATION, "VOPLEX CORPORATION", A MICHIGAN CORPORATION, "WOLF ENGINEERING CORPORATION", A MICHIGAN CORPORATION, WITH AND INTO "CAMBRIDGE INDUSTRIES, INC." UNDER THE NAME OF "CAMBRIDGE INDUSTRIES, INC.", A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE, WAS RECEIVED AND FILED IN THIS OFFICE THE TWENTY-NINTH DAY OF JULY, A.D. 1994, AT 11:15 O'CLOCK A.M.

     AND I DO HEREBY FURTHER CERTIFY THAT THE AFORESAID CORPORATION SHALL BE GOVERNED BY THE LAWS OF THE STATE OF DELAWARE.


                                                      Received

                                                   August 17, 1994

                                           MICHIGAN DEPARTMENT OF COMMERCE

                       [SEAL APPEARS HERE]   /s/ Edward J. Freel
                                             -----------------------------------
                                             Edward J. Freel, Secretary of State

                                             AUTHENTICATION:  7208634
2408891  8330
                                                       DATE:  08-11-94
944149134

SEAL APPEARS ONLY ON ORIGINAL

                               State of Delaware
                                                                          PAGE 1
                       Office of the Secretary of State

                       --------------------------------



     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE CERTIFICATE OF OWNERSHIP, WHICH MERGES:

     "BUTLER POLYMET, INC.", A DELAWARE CORPORATION, WITH AND INTO "CAMBRIDGE INDUSTRIES, INC." UNDER THE NAME OF "CAMBRIDGE INDUSTRIES, INC.", A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE, WAS RECEIVED AND FILED IN THIS OFFICE THE FIRST DAY OF AUGUST, A.D. 1994, AT 4:30 O'CLOCK P.M.

     AND I DO HEREBY FURTHER CERTIFY THAT THE AFORESAID CORPORATION SHALL BE GOVERNED BY THE LAWS OF THE STATE OF DELAWARE.



                        [SEAL APPEARS HERE]  /s/ Edward J. Freel
                                             ---------------------------------
                                             Edward J. Freel, Secretary of State

                                              AUTHENTICATION:
2408891  8330                                                 7208632
                                                        DATE:
944149134                                                     08-11-94


SEAL APPEARS ONLY ON ORIGINAL

--------------------------------------------------------------------------------
(C&S 2500F Rev. 12/95)


                            MICHIGAN ANNUAL REPORT
COMPLETE BOTH SIDES       FOREIGN PROFIT CORPORATIONS
------------------------             1996
Identification Number

        611545                                          FOR BUREAU USE ONLY
------------------------                               -------------------------
REQUIRED BY SECTION 911, PUBLIC ACTS OF 1972, FAILURE TO FILE THIS REPORT MAY
    RESULT IN THE AUTOMATIC REVOCATION OF THE CORPORATION'S CERTIFICATE OF
                  AUTHORITY TO TRANSACT BUSINESS IN MICHIGAN
--------------------------------------------------------------------------------
  This Report must be filed       If the Resident Agent or Registered Office has
  on or before May 15, 1996       changed, enter the corrections below and add
-------------------------------   $5.00 to the $15.00 filing fee. Make
                                  remittance payable to the State of Michigan.
--------------------------------------------------------------------------------
1. Corporate Name


        CAMBRIDGE INDUSTRIES, INC.
        5281 MILLER ROAD
        DEARBORN MI 48126              -----------------------------------------
                                        1a. Main business office address if
                                            changed.  Remit an additional $10.00
                                            if this item is completed.

                                            As changed on 1995 Michigan Annual
                                            Report filed 5-14-96
--------------------------------------------------------------------------------
2. Resident Agent                       2a. Resident Agent if different than 2

   JOHN CRAFT                               DON HOLTON
--------------------------------------------------------------------------------
3. Registered Office Address in         3A. Address of registered office if
   Michigan - NO., STREET, CITY, ZIP        different than 3 - NO., STREET,
                                            CITY, ZIP

   1455 IMLAY CITY ROAD                     As changed on the 1995 Michigan
   LAPEER                   48446           Annual Report filed 5-14-96
--------------------------------------------------------------------------------
The corporation states that the address           FOR BUREAU USE ONLY
of its registered office and the address          -------------------
of the business office of its resident       FILED BY DEPARTMENT JUL 1 '96
agent are identical.  Any changes were
authorized by resolution duly adopted
by its board of directors.
--------------------------------------------------------------------------------
4. Federal       5. The Act           6. Term of             7. State of
   Employer         Under Which          Existence (if          Incorporation
   Number           Incorporated         not perpetual)

   38-3188000                                                       DE
--------------------------------------------------------------------------------
8. Date of        9. State the nature and type of business  10. Total Authorized
   Admittance        in which the corporation is engaged:       Shares

   07/19/1994
----------------     Manufacture of plastic molded systems
   Date of           and subassemblies for the North                3,000.000
   Incorporation     American Transportation Industry.

--------------------------------------------------------------------------------
11. Single Business Tax Apportionment Percentage (Complete the enclosed worksheet and remit any additional franchise fees due in addition to the $15.00 filing fee for the report.)

                             Most recent 25.6984% for year ending 12/31/94

    Previous attributable
    shares   60,000.000      Previous period _______%  for year ending _______
--------------------------------------------------------------------------------
12. Corporate Officers and Directors (Name, Street Address, City, State,
    ZIP Code)
--------------------------------------------------------------------------------
                  Chairman of the Board:
               Richard Crawford  555 Horace Brown Drive  Madison Hts, MI  48071
--------------------------------------------------------------------------------
                  President / CEO
   If          Don Holton  555 Horace Brown Drive  Madison Hts, MI 48071
different   --------------------------------------------------------------------
  than            C.O.O.
President      Tom Paisley  555 Horace Brown Drive  Madison Hts, MI 48071
            --------------------------------------------------------------------
                  Treasurer
               Bruce Wilson  555 Horace Brown Drive  Madison Hts, MI 48071
--------------------------------------------------------------------------------
             Director

   If       --------------------------------------------------------------------
different    Director
  than
Officers    --------------------------------------------------------------------
             Director
                                                                 MAY 16 1996
--------------------------------------------------------------------------------
REPORT MUST BE SIGNED IN INK. If the Resident Agent or Registered Office is changed, this report must be SIGNED IN INK by either the President, Vice-President, Chairperson, Vice-Chairperson, Secretary, or Assistant Secretary of the corporation. Except, if only the registered office is changed, this report may be signed by the Resident Agent.
--------------------------------------------------------------------------------
Signature of Authorized Officer or Agent           Title             Date

  /s/ Richard Crawford                           CORP CONTROLLER       5-15-96
--------------------------------------------------------------------------------
Preparer's Name                                       Daytime Telephone Number

  Cambridge Industries, Inc.,; Accounting Department      (810) 616-0500
--------------------------------------------------------------------------------


    SEAL APPEARS ONLY ON ORIGINAL

                          MICHIGAN ANNUAL REPORT    096E#6337 0530 ORG&FI $10.00
 COMPLETE BOTH SIDES    FOREIGN PROFIT CORPORATIONS
----------------------
Identification Number                1995
                                                    096E#6337 0530 P-MAR  $20.00
      611545                                        FOR BUREAU USE ONLY
----------------------                             -----------------------------
 REQUIRED BY SECTION 911, PUBLIC ACTS OF 1972, FAILURE TO FILE THIS REPORT MAY RESULT IN THE AUTOMATIC REVOCATION OF THE CORPORATIONS CERTIFICATE OF AUTHORITY
                       TO TRANSACT BUSINESS IN MICHIGAN
--------------------------------------------------------------------------------
This Report must be filed on or before May 15, 1995   If the Resident Agent or
----------------------------------------------------  Registered Office has
                                                      changed, enter the
                                                      corrections below and add
                                                      $5.00 to the $15.00 filing
                                                      fee. Make remittance
                                                      payable to the State of
                                                      Michigan.
--------------------------------------------------------------------------------
 1. Corporate Name


            CAMBRIDGE INDUSTRIES, INC.
            5281 MILLER ROAD
            DEARBORN MI 48126                       ----------------------------
                                                    1a. Main business office
                                                        address if changed.
                                                        Remit an additional
                                                        $10.00 if this item is
                                                        completed.

                                                        555 HORACE BROWN DRIVE
                                                        MADISON HEIGHTS MI 48071

--------------------------------------------------------------------------------
 2. Resident Agent                                  2a. Resident Agent if
                                                        different than 2
    JOHN CRAFT

--------------------------------------------------------------------------------
 3. Registered Office Address in Michigan -         3a. Address of registered
    NO., STREET, CITY, ZIP                              office if different
                                                        than 3 - NO., STREET,
    1455 IMLAY CITY ROAD                                CITY, ZIP
    LAPEER                      48446
                                                        555 HORACE BROWN DRIVE
                                                        MADISON HEIGHTS MI 48071
--------------------------------------------------------------------------------
The corporation states that the address of its            FOR BUREAU USE ONLY
registered office and the address of the business         -------------------
office of its resident agent are identical. Any
changes were authorized by resolution duly adopted      FILED BY DEPARTMENT
by its board of directors.                                  JUL  1 '96
--------------------------------------------------------------------------------
 4. Federal Employer Number            5. The Act Under Which Incorporated

    38-3188000
--------------------------------------------------------------------------------
 6. Term of Existence (If not          7. State of Incorporation
    perpetual)
                                                   DE
--------------------------------------------------------------------------------
 8. Date of Admittance                 9. State the nature and type of business
                                          in which the corporation is engaged:
    07/19/1994
--------------------------------------    Manufacture of plastic molded systems
    Date of Incorporation                 and subassemblies for the North
                                          American Transportation industry.
--------------------------------------------------------------------------------
10. Total Authorized Shares

                      3,000.000
--------------------------------------------------------------------------------
11. Single Business Tax Apportionment Percentage (Complete the enclosed worksheet and remit any additional franchise fees due in addition to the $15.00 filing fee for the report.)

                            Most recent 25.6984% for year ending 12-31-94

    Previous attributable shares 60,000.000 Previous Period _____% for year ending ________
--------------------------------------------------------------------------------
12. Corporate Officers and Directors (Name, Street Address, City, States, ZIP
    Code)
--------------------------------------------------------------------------------
           President
               Richard Crawford  555 Horace Brown Drive   Madison Hts  MI  48071
--------------------------------------------------------------------------------

   If COO: Richard Warnick 555 Horace Brown Drive Madison Hts MI 48071 different ----------------------------------------------------------------------
  than
President  CFO: John Craft       555 Horace Brown Drive   Madison Hts  MI  48071
          ----------------------------------------------------------------------
          Treasurer
                Bruce Wilson  555 Horace Brown Drive   Madison Hts  MI  48071
--------------------------------------------------------------------------------
          Director

   If    -----------------------------------------------------------------------
different Director
  than                                                               MAY 16 1996
Officers -----------------------------------------------------------------------
          Director

--------------------------------------------------------------------------------
 REPORT MUST BE SIGNED IN INK. If the Resident Agent or Registered Office is changed, this report must be SIGNED IN INK by either the President, Vice-President, Chairperson, Vice-Chairperson, Secretary, or Assistant Secretary of the corporation. Except, if only the registered office is changed, this report may be signed by the Resident Agent.
--------------------------------------------------------------------------------
 Signature of Authorized Officer or Agent     Title                  Date

 [ILLEGIBLE SIGNATURE APPEARS HERE]        CORP. CONTROLLER         5-14-96
--------------------------------------------------------------------------------
 Preparer's Name                                        Daytime Telephone Number

    Cambridge Industries, Inc.; Accounting Department   (810) 616-0500
--------------------------------------------------------------------------------

    SEAL APPEARS ONLY ON ORIGINAL